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                       [Letterhead of BDO Seidman, LLP]

December 15, 1999

Mr. Frank Cohen
Chief Financial Officer
Euroweb International Corp.
445 Park Avenue
New York, N.Y. 10022

Dear Mr. Cohen:

This is to confirm that the client-auditor relationship between Euroweb International Corp (Commission File Number 1-1200) and BDO Seidman, LLP has ceased.

Sincerely,

/s/ BDO Seidman, LLP

BDO Seidman, LLP

cc: Office of the Chief Accountant
    SECPS Letter File
    Securities and Exchange Commission
    Mail Stop 11-3
    450 Fifth Street, N.W.
    Washington, D.C. 20549